SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                     FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 25, 1995
                 Date of Report (Date of earliest event reported)


                        BANK OF NEW HAMPSHIRE CORPORATION
              (Exact name of registrant as specified in its charter)


              NEW HAMPSHIRE                0-9517           02-0346918
      (State or other jurisdiction       (Commission       (IRS Employer
            of incorporation)           File Number)    Identification No.)

           300 FRANKLIN STREET
        MANCHESTER, NEW HAMPSHIRE                      03101
     (Address of principal executive offices)       (Zip Code)


     Registrant's Telephone Number, including area code:  (603) 695-3000







         ITEM 5.  OTHER EVENTS

                   Following the close of business on October 25, 1995, Peoples Heritage Financial Group, Inc. ("Peoples Heritage"), a Maine corporation, First Coastal Banks, Inc. ("First Coastal"), a New Hampshire corporation and a wholly-owned subsidiary of Peoples Heritage, and Bank of New Hampshire Corporation (the "Registrant"), a New Hampshire corporation, entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which First Coastal will merge with and into the Registrant (the "Merger").

                   The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of the Registrant (other than (i) any dissenting shares under New Hampshire law and (ii) any shares held by Peoples Heritage other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive two shares of common stock of Peoples Heritage, plus the right to receive cash in lieu of any fractional share interest.

                   In connection with the execution of the Agreement, The First National Bank of Portsmouth ("FNBP"), a wholly-owned subsidiary of First Coastal, and Bank of New Hampshire, a wholly-owned subsidiary of the Registrant, entered into an Agreement and Plan of Merger, dated as of October 25, 1995 (the "Bank Merger Agreement"). The Bank Merger Agreement sets forth the terms and conditions, including consummation of the Merger, under which FNBP will merge with and into the Bank of New Hampshire immediately following the Merger.

                   Concurrently with the execution and delivery of the Agreement, (i) the Registrant entered into a Stock Option Agreement with Peoples Heritage (the "Registrant Stock Option Agreement") whereby the Registrant granted to Peoples Heritage an option to purchase up to 808,767 shares of common stock of the Registrant, representing 19.9% of the outstanding shares of the common stock of the Registrant, at a price of $33.50 per share, which is exercisable only upon the occurrence of certain events, and (ii) Peoples Heritage entered into a Stock Option Agreement with the Registrant (together with the Registrant Stock Option Agreement, the "Stock Option Agreements") whereby Peoples Heritage granted to the Registrant an option to purchase up to 1,674,894 shares of Peoples Heritage common stock, representing 9.9% of the outstanding shares of Peoples Heritage common stock, at a price of $19.75 per share, which also is exercisable only upon the occurrence of certain events. Each of the Stock Option Agreements provide the grantee (i) with the right, in certain circumstances, to require the issuer




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         to repurchase the option and any shares acquired by exercise of the option and (ii) with the right to require the issuer to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended.

                   Concurrently with the execution and delivery of the Agreement, Peoples Heritage entered into a Stockholder Agreement with certain stockholders of the Registrant, pursuant to which, among other things, such stockholders agreed to vote their shares of the common stock of the Registrant (which amount to 10.9% of the shares of such stock outstanding) in favor of the Merger.

                   Consummation of the Merger is subject to the approval of the respective shareholders of Peoples Heritage and of the Registrant and the receipt of all required regulatory approvals, as well as other customary conditions.

                   The Agreement, the Stock Option Agreements, the Stockholder Agreement and the press release issued on October 25, 1995 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Agreement, the Stock Option Agreements and the Stockholder Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   The following exhibits are filed with this report:

                   Exhibit Number                 Description

                       1 Agreement and Plan of Merger, dated as of October 25, 1995, among Peoples Heritage, First
                                         Coastal and the Registrant

                       2 Stock Option Agreement, dated as of October 25, 1995, between Peoples Heritage (as issuer) and the Registrant (as grantee)

                       3 Stock Option Agreement, dated as of October 25, 1995, between Peoples Heritage (as grantee) and the Registrant (as issuer)

                       4 Stockholder Agreement, dated as of October 25, 1995, among




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                                         Peoples Heritage and certain
                                         stockholders of the Registrant

                       5 Press Release, dated October 25, 1995, relating to transactions among Peoples
                                         Heritage, First Coastal, the
                                         Registrant and the Bank















































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                                    SIGNATURES

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly au-thorized.


                                  BANK OF NEW HAMPSHIRE CORPORATION




                                  By: /s/ Gregory D. Landroche
                                     Name:  Gregory D. Landroche
                                     Title:  Chief Financial Officer

         Date:  November 3, 1995




































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                                   EXHIBIT INDEX


                   Exhibit Number                 Description

                       1 Agreement and Plan of Merger, dated as of October 25, 1995, among Peoples Heritage, First
                                         Coastal and the Registrant

                       2 Stock Option Agreement, dated as of October 25, 1995, between Peoples Heritage (as grantee) and the Registrant (as issuer)

                       3 Stock Option Agreement, dated as of October 25, 1995, between Peoples Heritage (as issuer) and the Registrant (as grantee)

                       4 Stockholder Agreement, dated as of October 25, 1995, among
                                         Peoples Heritage and certain
                                         stockholders of the Registrant

                       5 Press Release, dated October 25, 1995, relating to transactions among Peoples
                                         Heritage, the Registrant and
                                         their respective subsidiaries
























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